Exhibit 99.1
P.F. Chang’s China Bistro, Inc.

P.F. CHANG’S EARNS $0.40 PER SHARE
SCOTTSDALE, ARIZONA, April 25, 2007 - P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $10.5 million for the first quarter ended April 1, 2007 compared to $9.8 million for the first quarter of the prior year. Earnings per diluted share for the first quarter were $0.40 as compared to $0.36 for the first quarter of the prior year.

(000 except per share data)	1Q07	1Q06

Revenues	$264,406	$228,613
Net Income	$10,465	$9,813
Diluted Earnings Per Share	$0.40	$0.36
Shares used in diluted EPS calculation	26,046	27,239
Bistro Results
Revenues for the Company’s Bistro concept increased 10.8% to $207.0 million for the first quarter of 2007 compared to $187.0 million in the first quarter of 2006. Bistro revenues were $4.1 million below the Company’s forecast primarily due to reduced guest traffic. Comparable store sales for the Bistro declined 2.5% compared to a forecasted decline of 1.3%. Bistro net income for the quarter totaled $16.1 million, which was slightly above forecast.
Pei Wei Results
Revenues for the Company’s Pei Wei concept increased 35.9% to $56.7 million for the first quarter of 2007 compared to $41.7 million in the first quarter of 2006. Pei Wei revenues were $0.2 million above the Company’s forecast and comparable store sales increased 0.5% compared to a forecasted decline of 0.7%. Pei Wei net income for the quarter totaled $0.2 million, which was slightly above forecast.
2007 Expectations
The Company has revised its full year forecast earnings per share from $1.45 to $1.38 due primarily to expectations of lower Bistro revenues driven by changes to anticipated comparable store sales growth.
Bistro Expectations
The Company plans to open 19 new Bistro restaurants during 2007, one of which was open by the end of the first quarter. Revenues are expected to increase 12.4% to $850.4 million for fiscal year 2007 compared to the Company’s original forecast of $863.5 million. Comparable store sales growth expectations have been modified to reflect reductions in anticipated guest traffic based on recent trends as follows:

	Original	Revised
	Forecast	Forecast

Second Quarter	0.8%	(0.1%)
Third Quarter	0.8%	(0.2%)
Fourth Quarter	(0.9%)	(1.9%)
Full Year	(0.2%)	(1.2%)

Pei Wei Expectations
The Company plans to open 37 new Pei Wei restaurants during 2007, nine of which were open by the end of the first quarter. Revenues are expected to increase 40.9% to $253.9 million for fiscal 2007 compared to the Company’s original forecast of $253.6 million. Based upon better than anticipated first quarter comparable store sales growth at Pei Wei, the Company has increased the full-year forecast from 1.1% to 1.4%.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the first quarter results as well as expectations for the remainder of fiscal 2007. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates three restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. Taneko Japanese Tavern opened on October 2, 2006 and features natural, organic and seasonal ingredients highlighting the diverse cooking styles of Japan.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages five through nine of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
     The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable store sales, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings.

Contact:	P.F. Chang’s China	Bistro, Inc. (480) 888-3000
Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	April 1,	April 2,
	2007	2006

Revenues	$264,406	$228,613
Cost of sales	72,915	63,440
Labor	89,234	76,937
Operating	41,194	34,841
Occupancy	14,908	12,493
General & administrative	16,722	13,252
Depreciation & amortization	12,679	10,355
Preopening expenses	2,540	1,694
Partner investment expense	(1,401)	200

Total costs and expenses	248,791	213,212

Income from operations	15,615	15,401
Interest income, net and other income	343	492
Minority interest	(1,647)	(2,022)

Income before provision for income taxes	14,311	13,871
Provision for income taxes	(3,846)	(4,058)

Net income	$10,465	$9,813

Basic net income per share	$0.41	$0.37
Diluted net income per share	$0.40	$0.36
Shares used in calculation of basic EPS	25,488	26,485
Shares used in calculation of diluted EPS	26,046	27,239

	Percentage of Revenues
	April 1,	April 2,
	2007	2006

Revenues	100.00%	100.00%
Cost of sales	27.6%	27.7%
Labor	33.7%	33.7%
Operating	15.6%	15.2%
Occupancy	5.6%	5.5%
General & administrative	6.3%	5.8%
Depreciation & amortization	4.8%	4.5%
Preopening expenses	1.0%	0.7%
Partner investment expense	-0.5%	0.1%

Total costs and expenses	94.1%	93.3%

Income from operations	5.9%	6.7%
Interest income, net and other income	0.1%	0.2%
Minority interest	-0.6%	-0.9%

Income before provision for income taxes	5.4%	6.1%
Provision for income taxes	-1.5%	-1.8%

Net income	4.0%	4.3%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Forecast

	53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07	3Q07	4Q07	2007

Units	130	168	208	214	225	239	260	260	270	284	302	316	316
Sales weeks	5,749	7,931	9,497	2,751	2,840	3,003	3,267	11,861	3,438	3,597	3,794	4,078	14,907
AWS	93,915	89,136	85,201	83,102	79,571	76,931	77,131	79,049	76,907	75,439	73,151	72,112	74,285

Revenues	539,917	706,941	809,153	228,613	225,981	231,024	251,988	937,606	264,406	271,354	277,536	294,071	1,107,367
per FDS	$20.57	$26.60	$29.97	$8.39	$8.29	$8.70	$9.73	$35.07	$10.15	$10.40	$10.59	$11.18	$42.33

Operating costs
Cost of sales	152,788	200,736	224,634	63,440	61,285	62,954	68,903	256,582	72,915	75,293	76,662	81,664	306,534
Labor	175,256	231,930	266,243	76,937	75,380	76,209	81,587	310,113	89,234	91,274	92,498	98,114	371,120
Operating	73,403	99,231	122,247	34,841	36,210	36,382	38,976	146,409	41,194	41,145	43,275	46,017	171,632
Occupancy	28,914	37,693	42,793	12,493	12,725	13,371	13,868	52,457	14,908	15,306	15,976	16,836	63,026
Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,616	1,554	1,666	6,483
General and administrative	30,166	36,369	41,117	13,252	14,037	14,641	14,981	56,911	16,722	16,615	17,667	18,525	69,529
Depreciation & amortization	21,817	29,155	36,950	10,355	10,565	11,584	12,359	44,863	12,679	13,256	14,302	15,675	55,912
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	16,850	15,603	15,573	63,132

Development costs
Preopening expenses	8,745	7,980	9,245	1,694	2,817	3,792	4,410	12,713	2,540	3,132	4,610	3,566	13,848
Partner investment expense	4,196	17,671	4,800	200	925	1,487	1,759	4,371	(1,401)	495	550	440	84

Other expenses
Interest income, net and other income	(466)	(612)	(1,841)	(492)	(568)	(344)	89	(1,315)	(343)	(250)	(250)	(250)	(1,093)
Provision for income taxes	12,424	10,656	16,942	4,058	2,483	2,414	4,178	13,133	3,846	3,908	3,101	3,427	14,282
Net income	24,787	26,054	37,796	9,813	8,089	6,586	8,765	33,253	10,465	9,565	7,591	8,390	36,012

per FDS	$0.94	$0.98	$1.40	$0.36	$0.30	$0.25	$0.34	$1.24	$0.40	$0.37	$0.29	$0.32	$1.38

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,100	26,200	26,300	26,162

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.3%	28.4%	27.8%	27.7%	27.1%	27.2%	27.3%	27.4%	27.6%	27.7%	27.6%	27.8%	27.7%
Labor	32.5%	32.8%	32.9%	33.7%	33.4%	33.0%	32.4%	33.1%	33.7%	33.6%	33.3%	33.4%	33.5%
Operating	13.6%	14.0%	15.1%	15.2%	16.0%	15.7%	15.5%	15.6%	15.6%	15.2%	15.6%	15.6%	15.5%
Occupancy	5.4%	5.3%	5.3%	5.5%	5.6%	5.8%	5.5%	5.6%	5.6%	5.6%	5.8%	5.7%	5.7%
Minority interest	1.5%	1.4%	1.0%	0.9%	0.9%	0.8%	0.8%	0.9%	0.6%	0.6%	0.6%	0.6%	0.6%
General and administrative	5.6%	5.1%	5.1%	5.8%	6.2%	6.3%	5.9%	6.1%	6.3%	6.1%	6.4%	6.3%	6.3%
Depreciation & amortization	4.0%	4.1%	4.6%	4.5%	4.7%	5.0%	4.9%	4.8%	4.8%	4.9%	5.2%	5.3%	5.0%

Restaurant operating income	9.2%	8.7%	8.3%	6.7%	6.1%	6.0%	7.6%	6.6%	5.7%	6.2%	5.6%	5.3%	5.7%

Preopening expenses	1.6%	1.1%	1.1%	0.7%	1.2%	1.6%	1.8%	1.4%	1.0%	1.2%	1.7%	1.2%	1.3%
Partner investment expense	0.8%	2.5%	0.6%	0.1%	0.4%	0.6%	0.7%	0.5%	-0.5%	0.2%	0.2%	0.1%	0.0%
Interest income, net and other income	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%
Provision for income taxes	2.3%	1.5%	2.1%	1.8%	1.1%	1.0%	1.7%	1.4%	1.5%	1.4%	1.1%	1.2%	1.3%

Net income	4.6%	3.7%	4.7%	4.3%	3.6%	2.9%	3.5%	3.5%	4.0%	3.5%	2.7%	2.9%	3.3%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	16,850	15,603	15,573	63,132
Add: Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,616	1,554	1,666	6,483
Less: Preopening expenses	(8,745)	(7,980)	(9,245)	(1,694)	(2,817)	(3,792)	(4,410)	(12,713)	(2,540)	(3,132)	(4,610)	(3,566)	(13,848)
Less: Partner investment expense	(4,196)	(17,671)	(4,800)	(200)	(925)	(1,487)	(1,759)	(4,371)	1,401	(495)	(550)	(440)	(84)

Income from operations	44,632	46,176	61,124	15,401	12,037	10,604	15,145	53,187	15,615	14,839	11,997	13,233	55,684

Shared Services
Supplemental Financial Information — Forecast

		53 weeks									Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07	3Q07	4Q07	2007

Units
Sales weeks
AWS
Comp sales change

Revenues
per FDS

Operating costs
Cost of sales
Labor
Operating
Occupancy
Minority interest
General and administrative			18,698	5,619	6,016	7,330	7,174	26,139	7,537	7,868	8,697	9,423	33,525
Depreciation & amortization			880	280	281	299	277	1,137	272	304	320	485	1,381
Restaurant operating income	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(8,172)	(9,017)	(9,908)	(34,906)

Development costs
Preopening expenses
Partner investment expense

Other expenses
Interest income, net and other income			(1,575)	(489)	(535)	(391)	(170)	(1,585)	(298)	(250)	(250)	(250)	(1,048)
Provision for income taxes			(5,572)	(1,677)	(1,355)	(1,941)	(2,188)	(7,161)	(2,018)	(2,297)	(2,542)	(2,801)	(9,658)
Net income	—	—	(12,431)	(3,733)	(4,407)	(5,297)	(5,093)	(18,530)	(5,493)	(5,625)	(6,225)	(6,857)	(24,200)

per FDS			$(0.46)	$(0.14)	$(0.16)	$(0.20)	$(0.20)	$(0.69)	$(0.21)	$(0.22)	$(0.24)	$(0.26)	$(0.93)
Fully diluted shares (FDS)			27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,100	26,200	26,300	26,162

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(8,172)	(9,017)	(9,908)	(34,906)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—

Income from operations	—	—	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(8,172)	(9,017)	(9,908)	(34,906)

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information — Forecast

		53 weeks								Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07	3Q07	4Q07	2007

Units	97	115	131	133	137	142	152	152	153	157	165	171	171
Sales weeks	4,494	5,613	6,266	1,720	1,751	1,796	1,920	7,187	1,979	2,025	2,080	2,201	8,285
AWS	108,280	108,938	107,757	108,677	104,914	102,930	104,735	105,278	104,612	103,696	101,644	100,849	102,643
Comp sales change	5.1%	3.0%	1.2%	1.3%	-1.0%	-0.5%	-0.9%	-0.3%	-2.5%	-0.1%	-0.2%	-1.9%	-1.2%
Revenues	486,609	611,468	675,204	186,924	183,705	184,914	201,091	756,634	207,028	209,985	211,420	221,968	850,401
per FDS	$18.54	$23.01	$25.01	$6.86	$6.74	$6.96	$7.77	$28.30	$7.95	$8.05	$8.07	$8.44	$32.51

Operating costs
Cost of sales	136,983	173,128	187,073	51,771	49,810	50,131	54,855	206,567	56,781	58,061	58,246	61,596	234,684
Labor	157,414	200,157	221,126	62,652	60,753	59,959	63,733	247,097	69,312	70,135	69,557	72,805	281,810
Operating	65,792	84,781	100,199	27,897	28,653	28,306	30,609	115,465	31,684	30,868	31,290	33,517	127,359
Occupancy	25,533	31,896	34,700	9,859	9,928	10,307	10,589	40,683	11,217	11,490	11,769	12,205	46,681
Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	1,197	1,205	1,265	5,000
General and administrative	26,147	30,051	15,512	5,117	5,319	4,773	5,294	20,503	5,927	5,530	5,662	5,755	22,874
Depreciation & amortization	19,414	24,778	30,093	8,096	8,220	8,831	9,304	34,451	9,483	9,744	10,482	11,279	40,988
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	22,961	23,208	23,545	91,005

Development costs
Preopening expenses	6,981	5,843	6,028	1,066	1,575	2,355	3,008	8,004	1,256	1,686	2,845	2,260	8,047
Partner investment expense	3,941	15,075	3,526	426	570	956	1,523	3,475	(1,926)	—	—	—	(1,926)

Other expenses
Interest income, net and other income	(461)	(612)	(251)	—	—	51	204	255	(51)	—	—	—	(51)
Provision for income taxes	12,522	10,796	21,690	5,432	4,024	4,701	6,321	20,478	5,915	6,170	5,905	6,173	24,163
Net income	24,983	26,398	48,390	12,875	13,100	12,827	13,861	52,663	16,097	15,105	14,458	15,112	60,772

per FDS	$0.95	$0.99	$1.79	$0.47	$0.48	$0.48	$0.54	$1.97	$0.62	$0.58	$0.55	$0.57	$2.32

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,100	26,200	26,300	26,162

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.2%	28.3%	27.7%	27.7%	27.1%	27.1%	27.3%	27.3%	27.4%	27.7%	27.6%	27.8%	27.6%
Labor	32.3%	32.7%	32.7%	33.5%	33.1%	32.4%	31.7%	32.7%	33.5%	33.4%	32.9%	32.8%	33.1%
Operating	13.5%	13.9%	14.8%	14.9%	15.6%	15.3%	15.2%	15.3%	15.3%	14.7%	14.8%	15.1%	15.0%
Occupancy	5.2%	5.2%	5.1%	5.3%	5.4%	5.6%	5.3%	5.4%	5.4%	5.5%	5.6%	5.5%	5.5%
Minority interest	1.5%	1.5%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%	0.6%	0.6%	0.6%	0.6%	0.6%
General and administrative	5.4%	4.9%	2.3%	2.7%	2.9%	2.6%	2.6%	2.7%	2.9%	2.6%	2.7%	2.6%	2.7%
Depreciation & amortization	4.0%	4.1%	4.5%	4.3%	4.5%	4.8%	4.6%	4.6%	4.6%	4.6%	5.0%	5.1%	4.8%

Restaurant operating income	9.9%	9.4%	11.8%	10.6%	10.5%	11.3%	12.4%	11.2%	10.3%	10.9%	11.0%	10.6%	10.7%

Preopening expenses	1.4%	1.0%	0.9%	0.6%	0.9%	1.3%	1.5%	1.1%	0.6%	0.8%	1.3%	1.0%	0.9%
Partner investment expense	0.8%	2.5%	0.5%	0.2%	0.3%	0.5%	0.8%	0.5%	-0.9%	0.0%	0.0%	0.0%	-0.2%
Interest income, net and other income	-0.1%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	2.6%	1.8%	3.2%	2.9%	2.2%	2.5%	3.1%	2.7%	2.9%	2.9%	2.8%	2.8%	2.8%

Net income	5.1%	4.3%	7.2%	6.9%	7.1%	6.9%	6.9%	7.0%	7.8%	7.2%	6.8%	6.8%	7.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	22,961	23,208	23,545	91,005
Add: Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	1,197	1,205	1,265	5,000
Less: Preopening expenses	(6,981)	(5,843)	(6,028)	(1,066)	(1,575)	(2,355)	(3,008)	(8,004)	(1,256)	(1,686)	(2,845)	(2,260)	(8,047)
Less: Partner investment expense	(3,941)	(15,075)	(3,526)	(426)	(570)	(956)	(1,523)	(3,475)	1,926	—	—	—	1,926

Income from operations	44,404	45,759	76,947	20,040	18,877	19,296	22,176	80,389	23,294	22,471	21,568	22,550	89,884

Concept: Pei Wei Asian Diner
Supplemental Financial Information — Forecast

		53 weeks									Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07	3Q07	4Q07	2007

Units	33	53	77	81	88	97	107	107	116	126	136	144	144
Sales weeks	1,255	2,318	3,231	1,031	1,089	1,207	1,334	4,661	1,446	1,559	1,701	1,864	6,570
AWS	42,476	41,188	41,457	40,435	38,822	38,201	37,597	38,668	39,181	38,869	38,420	38,237	38,642
Comp sales change	0.3%	2.0%	4.0%	-2.0%	-3.9%	-1.5%	-0.7%	-2.0%	0.5%	1.7%	1.9%	1.5%	1.4%
Revenues	53,308	95,473	133,949	41,689	42,276	46,110	50,155	180,230	56,656	60,599	65,352	71,273 2	53,880
per FDS	$2.03	$3.59	$4.96	$1.53	$1.55	$1.74	$1.94	$6.74	$2.18	$2.32	$2.49	$2.71	$9.70

Operating costs
Cost of sales	15,805	27,608	37,561	11,669	11,475	12,823	13,725	49,692	15,851	16,956	18,150	19,787	70,744
Labor	17,842	31,773	45,117	14,285	14,627	16,250	17,515	62,677	19,551	20,827	22,647	25,006	88,031
Operating	7,611	14,450	22,048	6,944	7,557	8,076	8,205	30,782	9,382	10,141	11,849	12,353	43,725
Occupancy	3,381	5,797	8,093	2,634	2,797	3,064	3,230	11,725	3,636	3,757	4,148	4,573	16,114
Minority interest	527	901	1,109	289	280	231	323	1,123	314	419	349	401	1,483
General and administrative	4,019	6,318	6,907	2,299	2,485	2,276	2,327	9,387	3,030	2,974	3,064	3,098	12,166
Depreciation & amortization	2,403	4,377	5,977	1,979	2,064	2,454	2,708	9,205	2,823	3,100	3,392	3,803	13,118
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	2,425	1,753	2,252	8,499

Development costs
Preopening expenses	1,764	2,137	3,217	603	1,126	1,204	1,350	4,283	1,283	1,446	1,765	1,306	5,800
Partner investment expense	255	2,596	1,274	(226)	355	531	236	896	525	495	550	440	2,010
Other expenses
Interest income, net and other income	(5)		(15)	(3)	(33)	(4)	55	15	6	—	—	—	6
Provision for income taxes	(98)	(141)	824	377	(107)	(213)	178	235	69	140	(163)	147	193
Net income	(196)	(343)	1,837	839	(350)	(582)	303	210	186	344	(399)	359	490

per FDS			$0.07	$0.03	$(0.01)	$(0.02)	$0.01	$0.01	$0.01	$0.01	$(0.02)	$0.01	$0.02

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,100	26,200	26,300	26,162

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	29.6%	28.9%	28.0%	28.0%	27.1%	27.8%	27.4%	27.6%	28.0%	28.0%	27.8%	27.8%	27.9%
Labor	33.5%	33.3%	33.7%	34.3%	34.6%	35.2%	34.9%	34.8%	34.5%	34.4%	34.7%	35.1%	34.7%
Operating	14.3%	15.1%	16.5%	16.7%	17.9%	17.5%	16.4%	17.1%	16.6%	16.7%	18.1%	17.3%	17.2%
Occupancy	6.3%	6.1%	6.0%	6.3%	6.6%	6.6%	6.4%	6.5%	6.4%	6.2%	6.3%	6.4%	6.3%
Minority interest	1.0%	0.9%	0.8%	0.7%	0.7%	0.5%	0.6%	0.6%	0.6%	0.7%	0.5%	0.6%	0.6%
General and administrative	7.5%	6.6%	5.2%	5.5%	5.9%	4.9%	4.6%	5.2%	5.3%	4.9%	4.7%	4.3%	4.8%
Depreciation & amortization	4.5%	4.6%	4.5%	4.7%	4.9%	5.3%	5.4%	5.1%	5.0%	5.1%	5.2%	5.3%	5.2%

Restaurant operating income	3.2%	4.5%	5.3%	3.8%	2.3%	2.0%	4.2%	3.1%	3.7%	4.0%	2.7%	3.2%	3.3%

Preopening expenses	3.3%	2.2%	2.4%	1.4%	2.7%	2.6%	2.7%	2.4%	2.3%	2.4%	2.7%	1.8%	2.3%
Partner investment expense	0.5%	2.7%	1.0%	-0.5%	0.8%	1.2%	0.5%	0.5%	0.9%	0.8%	0.8%	0.6%	0.8%
Interest income, net and other income	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	-0.2%	-0.1%	0.6%	0.9%	-0.3%	-0.5%	0.4%	0.1%	0.1%	0.2%	-0.2%	0.2%	0.1%

Net income	-0.4%	-0.4%	1.4%	2.0%	-0.8%	-1.3%	0.6%	0.1%	0.3%	0.6%	-0.6%	0.5%	0.2%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	2,425	1,753	2,252	8,499
Add: Minority interest	527	901	1,109	289	280	231	323	1,123	314	419	349	401	1,483
Less: Preopening expenses	(1,764)	(2,137)	(3,217)	(603)	(1,126)	(1,204)	(1,350)	(4,283)	(1,283)	(1,446)	(1,765)	(1,306)	(5,800)
Less: Partner investment expense	(255)	(2,596)	(1,274)	226	(355)	(531)	(236)	(896)	(525)	(495)	(550)	(440)	(2,010)

Income from operations	228	417	3,755	1,502	(210)	(568)	859	1,583	575	903	(213)	907	2,172

Concept: Taneko Japanese Tavern
Supplemental Financial Information — Forecast

								Forecast
	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07	3Q07	4Q07	2007

Units				1	1	1	1	1	1	1
Sales weeks				13	13	13	13	13	13	52
AWS				57,077	57,077	59,174	59,236	58,735	63,855	59,346
Comp sales change
Revenues				742	742	722	770	764	830	3,086
per FDS	$—	$—	$—	$0.03	$0.03	$0.03	$0.03	$0.03	$0.03	$0.12

Operating costs
Cost of sales				323	323	283	276	266	280	1,106
Labor				339	339	371	312	294	303	1,279
Operating				162	162	128	137	136	147	547
Occupancy				49	49	55	59	59	58	231
Minority interest				—	—	—	—	—	—	—
General and administrative	217	217	262	186	882	228	242	244	249	963
Depreciation & amortization				70	70	101	108	108	108	425
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(363)	(342)	(316)	(1,465)

Development costs
Preopening expenses	25	116	233	52	426	1	—	—	—	1
Partner investment expense				—	—	—	—	—	—	—

Other expenses
Interest income, net and other income	—	—	—	—	—	—	—	—	—	—
Provision for income taxes	(74)	(78)	(133)	(133)	(418)	(120)	(105)	(99)	(92)	(416)
Net income	(168)	(255)	(362)	(306)	(1,091)	(325)	(258)	(243)	(224)	(1,050)

per FDS	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)

Fully diluted shares (FDS)	27,239	27,258	26,558	25,893	26,737	26,046	26,100	26,200	26,300	26,162

Revenues				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales				43.5%	43.5%	39.2%	35.9%	34.8%	33.8%	35.8%
Labor				45.7%	45.7%	51.4%	40.5%	38.4%	36.5%	41.5%
Operating				21.8%	21.8%	17.7%	17.7%	17.8%	17.7%	17.7%
Occupancy				6.6%	6.6%	7.6%	7.6%	7.7%	7.0%	7.5%
Minority interest				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
General and administrative				25.1%	118.9%	31.6%	31.5%	31.9%	30.0%	31.2%
Depreciation & amortization				9.4%	9.4%	14.0%	14.0%	14.1%	13.0%	13.8%

Restaurant operating income				-52.2%	-146.0%	-61.5%	-47.2%	-44.7%	-38.0%	-47.5%

Preopening expenses				7.0%	57.4%	0.1%	0.0%	0.0%	0.0%	0.0%
Partner investment expense				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest income, net and other income				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes				-17.9%	-56.3%	-16.6%	-13.6%	-13.0%	-11.1%	-13.5%

Net income				-41.2%	-147.0%	-45.0%	-33.6%	-31.8%	-27.0%	-34.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(363)	(342)	(316)	(1,465)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	(25)	(116)	(233)	(52)	(426)	(1)	—	—	—	(1)
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—

Income from operations	(242)	(333)	(495)	(439)	(1,509)	(445)	(363)	(342)	(316)	(1,466)